                                                                   Exhibit 10.49

                                    GUARANTY

         THIS GUARANTY, dated as of December 26, 1997, is executed by LAM RESEARCH CORPORATION, a Delaware corporation ("Guarantor"), in favor of ABN AMRO BANK N.V., acting as representative (in such capacity, "Representative Purchaser") for the financial and other institutions which are from time to time the parties to the Purchase Agreement referred to in Recital A below (collectively, the "Purchasers").


                                    RECITALS

         A. At the request of Guarantor, Representative Purchaser, acting through its Tokyo Branch, and the Purchasers have entered into a Receivables Purchase Agreement dated as of December 26, 1997 (the "Purchase Agreement") with Lam Research Company, Ltd., a Japanese corporation which is a wholly-owned subsidiary of Guarantor ("Seller"), pursuant to which (i) Purchasers have agreed to purchase from Seller certain accounts, promissory notes and other obligations payable to Seller ("Receivables") upon the terms and subject to the conditions set forth in the Purchase Agreement and (ii) Seller has agreed to act as collection agent for the Receivables so purchased by Purchasers from Seller (the "Purchased Receivables").

         B. Purchasers' obligation to purchase any Receivables from Seller under the Purchase Agreement is subject, among other conditions, to receipt by Purchasers of this Guaranty, duly executed by Guarantor.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees with Representative Purchaser, for itself and for the ratable benefit of the Purchasers, as follows:

         1.       DEFINITIONS AND INTERPRETATION.

                  (a) Definitions. Unless otherwise indicated in this Guaranty, each term set forth in Schedule 1, when used in this Guaranty, shall have the respective meaning given to that term in Schedule 1 or in the provision of this Guaranty referenced in Schedule 1.


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                  (b) Other Interpretive Provisions. Headings in this Guaranty are for convenience of reference only and are not part of the substance hereof. All terms defined in this Guaranty in the singular form shall have comparable meanings when used in the plural form and vice versa. This Guaranty shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules. References in this Guaranty to any document, instrument or agreement (i) shall include all exhibits, schedules and other attachments thereto, (ii) shall include all documents, instruments or agreements issued or executed in replacement thereof and (iii) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

         2. CONTINUING GUARANTY. Guarantor unconditionally guarantees and promises to pay and perform as and when due, upon the demand of Representative Purchaser, all obligations of Seller under the Purchase Agreement and all other documents, instruments and agreements delivered to Representative Purchaser or the Purchasers in connection therewith (collectively, including this Guaranty, the "Transaction Documents"), including (a) the obligations of Seller to repurchase Purchased Receivables (whether pursuant to Part 7 or Part 12 of the Purchase Agreement or otherwise), (b) the obligations of Seller as collection agent under the Purchase Agreement (whether pursuant to Part 9 of the Purchase Agreement or otherwise) and (c) all other obligations of Seller under the Transaction Documents (all such obligations, including the obligations described in clauses (a) and (b) above, to be referred to herein collectively as the "Guaranteed Obligations"). Guarantor shall make all payments required hereunder to Representative Purchaser, or its order, for itself and for the ratable benefit of the Purchasers, at Representative Purchaser's office located at the address set forth in subparagraph 8(a) hereof, or at such other office as Representative Purchaser may designate, on demand in such lawful currency as is required by subparagraph 8(d) hereof. Notwithstanding any termination of this Guaranty in accordance with paragraph 6 hereof, this Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Representative Purchaser or the Purchasers after receipt. The liability of Guarantor hereunder is independent of the obligations of Seller and the obligors under the Receivables ("Buyers"), and a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether action is brought against Seller, any Buyer or any other

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guarantor of the Guaranteed Obligations or whether Seller, any Buyer or any other guarantor of the Guaranteed Obligations is joined in any such action or actions. This Guaranty is a guaranty of payment and not of collection.

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         3. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to
Representative Purchaser and the Purchasers, as of the date hereof, the date each Receivable is purchased pursuant to the Purchase Agreement and each other date on which Seller makes (pursuant to Clause 12.1 of the Purchase Agreement or otherwise) the representations and warranties set forth in the Sixth Schedule to the Purchase Agreement, that (a) each of Guarantor and Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires such qualification, except where the failure to qualify could not have a Material Adverse Effect; (b) the execution, delivery and performance by Guarantor and Seller of this Guaranty and the other Transaction Documents are within the power of Guarantor and Seller and have been duly authorized by all necessary actions on the part of Guarantor and Seller; (c) this Guaranty and the other Transaction Documents have been duly executed and delivered by Guarantor and Seller and constitute legal, valid and binding obligations of Guarantor and Seller, enforceable against them in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally; (d) the execution, delivery and performance of this Guaranty and the other Transaction Documents do not (i) violate any Requirement of Law, (ii) contravene any material Contractual Obligation, or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Guarantor or Seller; (e) no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution, delivery and performance of this Guaranty and the other Transaction Documents, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (f) each of Guarantor and Seller has paid all taxes and other charges imposed by any Governmental Authority due and payable by Guarantor or Seller other than those which are being challenged in good faith by appropriate proceedings and for which adequate reserves have been established;
(g) neither Guarantor nor Seller is in violation of any Requirement of Law or Contractual Obligation other than those the consequences of which could not have a Material Adverse Effect; (h) the financial statements of Guarantor and Seller which have been delivered to Representative Purchaser and the Purchasers fairly present the respective financial positions and results of Guarantor and Seller for the periods and as of the dates covered thereby; (i) no litigation, investigation or proceeding of any Governmental Authority is pending or, to the

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knowledge of Guarantor, threatened against Guarantor or Seller which, if adversely determined, could have a Material Adverse Effect; (j) Seller is a wholly-owned subsidiary of Guarantor; (k) the obligations of Guarantor hereunder rank at least pari passu with all other unsecured debt of Guarantor; and (l) no event or condition which could have a Material Adverse Effect has occurred or arisen and is continuing.

         4. COVENANTS. Until the Purchase Agreement is terminated and all Purchased Receivables are paid in full, Guarantor hereby agrees (a) to deliver to Representative Purchaser and the other Purchasers (i) within 55 days after the last day of each of its fiscal quarters, its financial statements for such quarter, (ii) within 100 days after the last day of each of its fiscal years, its audited financial statements for such year, (iii) notice of any Potential Termination Event, any Termination Event or any other default under the Transaction Documents or of any other event or condition which could have a Material Adverse Effect, and (iv) such other information regarding the business, operations or financial or other condition of Guarantor or Seller as Representative Purchaser or any Purchaser may reasonably request; (b) to keep, and cause Seller to keep, proper books of record and account and to permit Representative Purchaser or any Purchaser to examine the same; (c) to the extent failure to do so could have a Material Adverse Effect, to comply and cause Seller to comply with all Requirements of Law and Contractual Obligations; (d) to maintain and cause Seller to maintain its corporate existence and all rights, privileges and franchises necessary for the conduct of its business; (e) to cause the obligations of Guarantor hereunder to rank at least pari passu with all other unsecured debt of Guarantor at all times; (f) to comply with each of the financial covenants of Guarantor (as "Borrower" therein) set forth in Subparagraph 5.02(l) of the Credit Agreement (as such financial covenants may be waived or amended from time to time in accordance with Paragraph 8.04 of the Credit Agreement with the consent of the Majority Purchasers); provided, however, that in the event the Credit Agreement ceases to be a binding obligation on the parties thereto, the financial covenants of Guarantor (as "Borrower" therein) most recently set forth in Subparagraph 5.02(l) of the Credit Agreement shall be deemed to be the financial covenants of Guarantor (as "Borrower" therein) to have been incorporated herein by this reference.

         5. AUTHORIZED ACTIONS. Guarantor authorizes each of Representative Purchaser and each Purchaser, in its discretion, without notice to Guarantor, irrespective of any change in the financial condition of Seller, Guarantor, any Buyer or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of

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Guarantor hereunder, from time to time to (a) purchase from Seller new
Receivables and create new Guaranteed Obligations, and, either before or after receipt of notice of revocation, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of the Purchased Receivables and Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest or discount thereon; (b) take and hold security for the payment or performance of the Purchased Receivables and Guaranteed Obligations and exchange, enforce, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof; (d) purchase such security at public or private sale;
(e) otherwise exercise any right or remedy it may have against Seller, Guarantor, any Buyer, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (f) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Purchased Receivables or Guaranteed Obligations; and (g) assign the Purchased Receivables, the Guaranteed Obligations, this Guaranty, or the other Transaction Documents in whole or in part.

         6. WAIVERS. Guarantor waives (a) any right to require Representative Purchaser and the Purchasers to (i) proceed against Seller, any Buyer or any other guarantor with respect to the Guaranteed Obligations, (ii) proceed against or exhaust any security received from Seller, any Buyer or any other guarantor with respect to the Guaranteed Obligations, or (iii) pursue any other remedy in Representative Purchaser's or any Purchaser's power whatsoever; (b) any defense arising by reason of the application by Seller of the proceeds of any purchase;
(c) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Seller, any Buyer, any other guarantor with respect to the Guaranteed Obligations or any security, whether resulting from an election by Representative Purchaser or any Purchaser to foreclose upon security by nonjudicial sale, or otherwise; (d) any setoff or counterclaim of Seller or any defense which results from any disability or other defense of Seller or the cessation or stay of enforcement from any cause whatsoever of the liability of Seller (including, without limitation, the lack of validity or enforceability of any Transaction Document); (e) any right to exoneration of sureties which would otherwise be applicable; (f) until all obligations of Representative Purchaser and the other Purchasers under the Transaction Documents have been terminated and the Guaranteed Obligations have been fully satisfied, any right of subrogation or reimbursement and, if there are any other guarantors of the Guaranteed Obligations, any right of contribution, and right to


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enforce any remedy which Representative Purchaser or any Purchaser now has or may hereafter have against Seller, and any benefit of, and any right to participate in, any security now or hereafter received by Representative Purchaser or any Purchaser; (g) all presentments, demands for performance, notices of non-performance, notices delivered under the Purchase Agreement or any other Transaction Document, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Purchased Receivables or Guaranteed Obligations and notices of any public or private foreclosure sale; (h) the benefit of any statute of limitations to the extent permitted by law; (i) any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling; (j) any right to be informed by Representative Purchaser or any Purchaser of the financial condition of Seller, any Buyer or any other guarantor with respect to the Guaranteed Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Purchased Receivables or Guaranteed Obligations; and (k) any right to revoke this Guaranty prior to the termination of the Transaction Documents and the satisfaction in full of all the Guaranteed Obligations. Guarantor has the ability and assumes the responsibility for keeping informed of the financial condition of Seller, the Buyers and any other guarantors of the Guaranteed Obligations and of other circumstances affecting such nonpayment and nonperformance risks. Without limiting the scope of any of the foregoing waivers, Guarantor hereby waives (i) all rights and defenses arising out of an election of remedies by Representative Purchaser or any Purchaser, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Seller by the operation of Section 580d of the Code of Civil Procedure or otherwise, (ii) all rights and defenses Guarantor may have by reason of protection afforded to Seller with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Guaranteed Obligations, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (iii) all other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

         7. SUBORDINATION. Guarantor hereby subordinates any obligations of Seller to Guarantor (the "Subordinated Obligations") to the Guaranteed Obligations as provided in this paragraph 7. Until the occurrence of a Potential Termination Event or Termination Event, Guarantor may receive regularly scheduled payments from Seller on account of Subordinated



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Obligations. Upon the occurrence and during the continuance of any Potential
Termination Event or Termination Event, however:

                  (a) Representative Purchaser and the Purchasers shall be entitled to receive payment of all Guaranteed Obligations before Guarantor receives payment of any Subordinated Obligations;

                  (b) Any payments on the Subordinated Obligations, if Representative Purchaser or any Purchaser so requests, shall be collected, enforced and received by Guarantor as trustee for Representative Purchaser and the Purchasers and be paid over to Representative Purchaser on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty; and

                  (c) Representative Purchaser is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations and (ii) to require Guarantor (A) to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and (B) to pay any amounts received on such Subordinated Obligations to Representative Purchaser for application to the Guaranteed Obligations.

         8.       MISCELLANEOUS.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Representative Purchaser, any Purchaser or Guarantor under this Guaranty shall be in writing and telecopied, mailed or delivered to each party at its telecopier number or address set forth below (or to such other telecopier number or address for any party as indicated in any notice given by that party to the other party) and if to any Purchaser to the address set forth in Exhibit 1 to the Purchase Agreement. All such notices and communications shall be effective (i) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service;
         (ii) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when telecopied, upon confirmation of receipt.




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

                   Representative
                    Purchaser:       ABN AMRO Bank N.V.
                    ---------
                                     101 California Street
                                     Suite 4550
                                     San Francisco, California  94111-5812
                                     Attn:  Robert N. Hartinger
                                     Telephone:  (415) 984-3710
                                     Facsimile:  (415) 362-3524

                    Guarantor:       Lam Research Corporation
                                     47300 Bayside Parkway
                                     Fremont, California  94538
                                     Attn:  Craig Garber
                                     Telephone:  (510) 572-1875
                                     Facsimile:  (510) 572-1586

                  (b) Expenses. Guarantor shall pay on demand, whether or not any Receivable is purchased under the Transaction Documents, (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Representative Purchaser in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Guaranty and the other Transaction Documents, and the preparation, execution and delivery of amendments and waivers hereunder and thereunder; and (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Representative Purchaser and the Purchasers in the enforcement or attempted enforcement of this Guaranty or any of the Guaranteed Obligations or in preserving any of Representative Purchaser's or any Purchaser's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Transaction Documents or the Guaranteed Obligations or any bankruptcy or similar proceeding involving Guarantor, Seller or any of their affiliates).

                  (c) Indemnifications. To the fullest extent permitted by law, Guarantor agrees to protect, indemnify, defend and hold harmless Representative Purchaser, the Purchaser's and their affiliates and their respective directors, officers, employees, agents and advisors ("Indemnitees") from and against any and all liabilities, losses, damages or expenses of any kind or nature and from any and all suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to this Guaranty or the other Transaction Documents, including without limitation any use by Guarantor of any proceeds of any Receivables purchases, except to the

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         extent such liability arises from the willful misconduct or gross negligence of the Indemnitees. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Representative Purchaser or any Purchaser believes is covered by this indemnity, Representative Purchaser or such Purchaser shall give Guarantor reasonable notice of the matter and an opportunity to defend it, at Guarantor's sole cost and expense, with legal counsel satisfactory to Representative Purchaser or such Purchaser, as the case may be. Any failure or delay of Representative Purchaser or any Purchaser so to notify Guarantor of any such suit, claim or demand shall not relieve Guarantor of its obligations under this subparagraph 8(c) but shall reduce such obligations to the extent of any increase in those obligations caused solely by such failure or delay. The obligations of Guarantor under this subparagraph 8(c) shall survive the payment and performance of the Guaranteed Obligations.

                  (d)      Currency of Payment.

                       (i) Guarantor shall make all payments of the Guaranteed
                  Obligations hereunder in the currency in which such Guaranteed Obligations are required to be paid by Seller pursuant to the other Transaction Documents and shall make all other payments hereunder in the lawful currency of the United States.

                      (ii) If any sum due from Guarantor under this Guaranty or
                  any order or judgment given or made in relation hereto has to be converted from the currency (the "first currency") in which the same is payable hereunder or under such order or judgment into another currency (the "second currency") for the purpose of (A) making or filing a claim or proof against Guarantor with any Governmental Authority, (B) obtaining an order or judgment in any court or other tribunal or (C) enforcing any order or judgment given or made in relation hereto, Guarantor shall, to the fullest extent permitted by law, indemnify and hold harmless each of the Persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between (1) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (2) the rate or rates of exchange at which such Person may, using reasonable efforts in the ordinary course of business, purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or



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                  proof. The foregoing indemnity shall constitute a separate obligation of Guarantor distinct from its other obligations hereunder and shall survive the giving or making of any judgment or order in relation to all or any of such obligations.

                  (e) Waivers; Amendments. Any term, covenant, agreement or condition of this Guaranty may be amended or waived if such amendment or waiver is in writing and is signed by Guarantor and Representative Purchaser. No failure or delay by Representative Purchaser or any Purchaser in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                  (f) Assignments. This Guaranty shall be binding upon and inure to the benefit of Guarantor, Representative Purchaser and Purchasers and their respective successors and permitted assigns, except that Guarantor may not assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of Representative Purchaser and the Purchasers. All references in this Guaranty to any Person shall be deemed to include all successors and assigns of such Person.

                  (g) Cumulative Rights, etc. The rights, powers and remedies of Representative Purchaser and the Purchasers under this Guaranty shall be in addition to all rights, powers and remedies given to Representative Purchaser and the Purchasers by virtue of any applicable law, rule or regulation of any Governmental Authority, the other Transaction Documents or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Representative Purchaser's or any Purchaser's rights hereunder.

                  (h) Payments Free of Taxes, Etc. All payments made by Guarantor under this Guaranty shall be made by Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty.



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         If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to Representative Purchaser or any Purchaser hereunder, the amounts so payable to Representative Purchaser and such Purchaser shall be increased to the extent necessary to yield to Representative Purchaser and such Purchaser (after payment of all such amounts) any such amounts payable hereunder in the amounts specified in this Guaranty. Upon request by Representative Purchaser or any Purchaser, Guarantor shall furnish evidence satisfactory to Representative Purchaser or such Purchaser that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  (i) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (j) JURY TRIAL. EACH OF GUARANTOR, REPRESENTATIVE PURCHASER AND THE PURCHASERS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

                  (k) Submission to Jurisdiction. Guarantor hereby irrevocably and unconditionally:

                           (i) Submits for itself and its property in any legal
                  action or proceeding relating to this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the courts of the State of California and the courts of the United States of America for the Northern District of California, and consents and agrees to suit being brought in such courts as Representative Purchaser may elect;

                      (ii) Waives any objection that it may now or hereafter
                  have to the venue of any such action or proceeding in any such court or that such proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and



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

                      (iii) Agrees that nothing herein shall affect
                  Representative Purchaser's right to effect service of process in any manner permitted by law, and that Representative Purchaser shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against Guarantor in such courts or in any other court or jurisdiction in accordance with applicable law.


                          [The signature page follows]


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         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.


                                      LAM RESEARCH CORPORATION



                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:




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

                                   SCHEDULE 1

                                   DEFINITIONS


         "Buyers" shall have the meaning given to that term in subparagraph 2(a) hereof.

         "Contractual Obligation" of any Person shall mean, any indenture, note, security, deed of trust, mortgage, security agreement, lease, guaranty, instrument, contract, agreement or other form of obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

         "Credit Agreement" shall mean that certain Credit Agreement, dated as of December 20, 1995, by and among Guarantor, each of the financial institutions from time to time a party thereto (the "Lenders") and ABN AMRO Bank N.V., acting through its San Francisco International Branch, as agent for the Lenders (as amended and as further amended, restated or otherwise modified from time to time in accordance with Paragraph 7.04 thereof).

         "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

         "Governmental Rule" shall mean any law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

         "Guaranteed Obligations" shall have the meaning given to that term in subparagraph 2(a) hereof.

         "Guarantor" shall have the meaning given to that term in the introductory paragraph hereof.

         "Guaranty" shall mean this Guaranty.

         "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title



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

retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of Guarantor or Seller; (b) the ability of Guarantor or Seller to pay or perform the Guaranteed Obligations in accordance with the terms of this Guaranty and the other Transaction Documents; or (c) the rights and remedies of Representative Purchase and the Purchasers under this Guaranty, the other Transaction Documents, any Purchased Receivables or any related document, instrument or agreement.

         "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, an unincorporated association, a joint venture, a trust or other entity or a Governmental Authority.

         "Potential Termination Event" shall have the meaning given to that term in the Purchase Agreement.

         "Purchase Agreement" shall have the meaning given to that term in Recital A hereof.

         "Purchased Receivables" shall have the meaning given to that term in Recital A hereof.

         "Purchaser(s)" shall have the meaning given to that term in the introductory paragraph hereof.

         "Receivables" shall have the meaning given to that term in Recital A hereof.

         "Representative Purchaser" shall have the meaning given to that term in the introductory paragraph hereof.

         "Requirement of Law" applicable to any Person shall mean (a) the Articles or Certificate of Incorporation and By-laws, Partnership Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule applicable to such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person and (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

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

         "Seller" shall have the meaning given to that term in Recital A hereof.

         "Subordinated Obligations" shall have the meaning given to that term in paragraph 7 hereof.

         "Termination Event" shall have the meaning given to that term in the Purchase Agreement.

         "Transaction Documents" shall have the meaning given to that term in subparagraph 2(a) hereof.

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